COMPLETION GUARANTY

      This Completion Guaranty (the "Guaranty") is made as of the date of execution by both parties of a document entitled "An Agreement Between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "Agreement") to which this Guaranty is an exhibit, by Mirage Resorts, Incorporated, a Nevada corporation (the "Guarantor"), in favor of the City of Atlantic City, a political subdivision of the State of New Jersey (the "City"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement. The provisions of the Agreement are incorporated herein by reference as if fully set forth herein, and in the event of any conflict between the terms of the Agreement and this Guaranty, the terms of the Agreement shall govern. To induce the City to enter into the Agreement, Guarantor hereby agrees as follows:

      1. Obligations Guaranteed. Provided that the Closing of the conveyance of the Project Parcels occurs and the Redeveloper Commences Construction, Guarantor hereby irrevocably and unconditionally guarantees the obligation of the Redeveloper to complete the construction of the Project, as that term is defined in paragraph 3.1 of the Agreement, in accordance with paragraphs
5.2.3 and 5.3 of the Agreement ("Completion of Construction") (the "Obligation"). The Obligation hereunder shall terminate upon the Completion of Construction which shall mean when the Project first opens to the public. In the event that the Closing does not occur and the Redeveloper does not Commence Construction, this Guaranty shall be void and of no effect.

      2. Performance of Guaranty. In fulfilling the Obligation hereunder, Guarantor hereby irrevocably and unconditionally guarantees,  promises  and  agrees to cause  the  Redeveloper  to perform and comply with all applicable provisions of the Agreement, whether or not Guarantor is liable therefor individually or jointly and severally with others, and whether or not recovery against the Guarantor is or may become barred by any statute of limitations or is or may become unenforceable or discharged for any reason other than performance thereof in full. In this connection, Guarantor agrees: (i) to cause any and all costs of constructing and completing the Project, including without limitation, the costs of all labor, materials, supplies and equipment related thereto, to be paid and satisfied from Guarantor's own resources; (ii) to cause the completion of the Project, using Guarantor's own resources, in accordance with the terms of the Agreement; and (iii) to cause all operating and carrying costs of the Project during construction, including without limitation the payment of taxes, assessments, utilities, insurance and maintenance expenses, to be paid and satisfied from Guarantor's own resources.


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     3.  Procedures for Completion.

     3.1 If the Redeveloper fails to comply with paragraph 5.2.3 or paragraph 5.3 of the Agreement, the City may give written notice to Guarantor of the occurrence of such event.

      3.2 Within 45 days after the date on which the City gives any such notice to Guarantor, Guarantor, at its sole cost, shall diligently prosecute such construction to completion in the manner specified in the Agreement, and shall defend, indemnify and hold the City harmless from all losses, costs, liabilities and expenses, including reasonable attorneys' fees, incurred in connection with such completion.

      3.3. If Guarantor fails to achieve the Completion of Construction or diligently to prosecute such construction to completion as provided in paragraph 3.2 above, then the City may proceed as follows:

           (a) The City, at its option, shall have the right but shall have no obligation to commence and pursue an action to specifically enforce the Obligation of Guarantor to achieve the Completion of Construction as required pursuant to this Guaranty.

          (b)  The City, at its option, shall have the right, but
shall   have   no  obligation,  to  undertake  to  complete   the
construction of the Project (either itself or through any agent, contractor or subcontractor of its selection).

           (c) In any such event, that is, whether or not the City elects to undertake to complete the construction of the Project, the City shall have the right to recover damages from Guarantor in an amount equal to the sum of: (i) the costs incurred or required to be incurred by the City to achieve the Completion of Construction as described above (the "Cost to Complete"), plus (ii) all unreimbursed costs and expenses, including reasonable attorneys' fees, incurred by the City in enforcing its rights and interests under this Guaranty.

           (d) With respect to the Cost to Complete, Guarantor specifically agrees that this Guaranty is intended as a contract for the construction of the Project.

          (e) In any action or proceeding by the City to recover damages from Guarantor as specified above, the City may exercise any and all remedies available under the laws of the State of New
Jersey.

      3.4  The remedies set forth in paragraph 3.3 above shall be the  sole  and  exclusive remedies against Guarantor  under  this
Guaranty.   The parties recognize that the choice of remedies  by


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the  City will necessarily and properly be a matter of the City's judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by the City at the lowest cost to Guarantor. Nevertheless, the choice of alternatives by the City shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off or basis for any claim of failure to mitigate damages in any action or proceeding arising from this Guaranty.

      3.5 The exercise of any of the aforesaid rights shall not constitute a discharge of Guarantor's Obligation hereunder, it being the purpose and intent of Guarantor that Guarantor's Obligation hereunder shall be absolute, independent and unconditional under any and all circumstances.

      3.6 Notwithstanding anything to the contrary contained in this Guaranty, the Agreement or any other documents, agreements or instruments relating hereto or thereto, if the City or any other person acting on behalf of or for the benefit of the City, shall take or permit to be taken any action which would impair, prevent or otherwise interfere with any actions which Guarantor may now or hereafter take to cause the Completion of Construction, then the Obligation of Guarantor shall be equitably abated.

      4. Waiver. Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including without limitation: (a) any right to require the City to proceed against any other person or to pursue any other remedy in the City's power before proceeding against Guarantor; (b) the defense of the statute of limitations in any action hereunder or in any action for the performance of the Obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or the failure of the City to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person;
(d) demand, presentment, protest and notice of any kind in connection with the Obligation hereby guaranteed except for the notice provided for in paragraph 3.1 above; (e) any defense based upon an election of remedies by the City; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; and
(g) any duty on the part of the City to disclose to Guarantor any facts the City may now or hereafter know about the Project, regardless of whether the City has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such


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

facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the progress of the Project and of all circumstances bearing on the risk associated with the Obligation hereby guaranteed.

      5. Attorneys' Fees. The Guarantor shall be responsible for any reasonable attorney's fees incurred by the City in enforcing the terms of this Guaranty. The reference to "attorneys' fees" in this paragraph and in all other places in this Guaranty shall include without limitation such reasonable amounts as may then be charged by the City for legal services furnished by attorneys in the employ of the City, at rates not exceeding those that would be charged by outside attorneys for comparable services. Such attorneys' fees, costs and expenses shall include without limitation, those incurred in connection with any bankruptcy, reorganization, insolvency, receivership, liquidation or other similar proceedings involving Guarantor which in any way affects the exercise by the City of its rights and remedies hereunder.

      6. Cumulative Rights. All rights, powers and remedies of the City hereunder and under any other agreement now or at any time hereafter in force between the City and Guarantor shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to and independent of any remedies given to the City by law. Notwithstanding anything to the contrary contained in this Guaranty or in the Agreement, the City agrees that, after the occurrence of a Default under the Agreement by reason of the failure to achieve the Completion of Construction, and so long as Guarantor undertakes and thereafter prosecutes with diligence and continuity the Completion of Construction, any and all notices of Default shall be considered void and withdrawn.

      7. Independent Obligations. The City's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any number of successive actions involving its rights and remedies unless and until the Obligation hereby guaranteed has been fully performed.

     8. Notices. Whenever Guarantor or the City shall desire to give or serve any notice, demand, request or other communication with respect to this Guaranty, each such notice shall be in writing and shall be effective only if same is delivered by personal service, by telegram, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:




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     To the City:

               Mayor of Atlantic City
               City Hall
               1301 Bacharach Blvd.
               Atlantic City, NJ  08401

     With a copy to:

               President of City Council
               for the City of Atlantic City
               City Hall
               1301 Bacharach Blvd.
               Atlantic City, NJ  08401

               Solicitor, City of Atlantic City
               City Hall
               1301 Bacharach Blvd.
               Atlantic City, NJ  08401

     To Guarantor:

               Mirage Resorts, Incorporated
               3400 Las Vegas Boulevard South
               Las Vegas, NV  89109
               Attn:  Bruce A. Levin, Vice-President
               Facsimile No.:  (702) 791-5787

     With a copy to:

               Hersh Kozlov, Esquire
               Kozlov, Seaton, Romanini & Brooks, P.C.
               1940 Route 70 East, Suite 200
               Cherry Hill, NJ  08003
               Facsimile No.:  (609) 424-4446

Any such notice delivered personally shall be deemed to have been received upon delivery. Any such notice sent by telegram shall be presumed to have been received by the addressee one business day after its acceptance for sending by an authorized carrier thereof. Any such notice sent by mail shall be presumed to have been received by the addressee three business days after posting in the United States mail. Guarantor or the City may change its address and party(s) to receive notice by giving the other written notice of such change.

      9. Successors and Assigns. This Guaranty shall inure to the benefit of the City, its successors and assigns. The rights and obligations under this Guaranty may not be assigned or delegated without the prior written consent of the City and Guarantor.


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      10.  Miscellaneous Provisions.

      10.1 This Guaranty shall be governed by and construed in accordance with the laws of the State of New Jersey. The parties further agree that all disputes related to this Guaranty shall be resolved by binding arbitration by a single arbitrator, who resides outside New Jersey, in accordance with the Commercial Rules of the American Arbitration Association. The arbitration award may be enforced in any court of competent jurisdiction.

      10.2 Except for the Agreement or as provided in any other written agreement now or at any time hereafter in force between Guarantor and the City, this Guaranty shall constitute the entire agreement of Guarantor and the City with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Guarantor and the City unless expressed herein.

      10.3 Should any term, covenant, condition or provision of this Guaranty be determined to be illegal or unenforceable, all other terms, covenants, conditions and provisions hereof shall nevertheless remain in full force and effect.

      10.4 Time is of the essence of this Guaranty and each of its provisions.

      10.5 When the content and construction so require, all words used in the singular herein shall be deemed to include the plural, the masculine shall include the feminine and neuter, and vice versa.

      10.6   The  word "person" as used herein shall include  any
individual,   company,  firm,  association,  partnership,   joint
venture, corporation, trust or other legal entity of any kind whatsoever.

      10.7 No provision of this Guaranty or right granted to the City hereunder can be waived in whole or in part, nor can Guarantor be released from Guarantor's Obligation hereunder, except upon Completion of Construction or by a writing duly executed by an authorized representative of the City.

      10.8 The headings of this Guaranty are inserted for convenience only and shall have no effect upon the construction or interpretation hereof.








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      In  Witness  Whereof,  the undersigned  has  executed  this
Guaranty as of the date first above written.

                  Guarantor:

                  Mirage Resorts, Incorporated, a
                  Nevada corporation



                  By:    BRUCE A. LEVIN
                     --------------------------------------
                  Name:  Bruce A. Levin
                       ------------------------------------
                  Title: Vice President and General Counsel
                         ----------------------------------



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